UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

GENIE ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

1-35327
(Commission File Number)

Delaware	45-2069276
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

550 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)  On March 19, 2012, Genie Energy Ltd. (the “Registrant”) notified Zwick and Banyai, PLLC (“Zwick and Banyai”) that the Registrant was dismissing Zwick and Banyai as its independent registered public accounting firm, effective immediately.  The Audit Committee of the Registrant’s Board of Directors approved the dismissal of Zwick and Banyai as the Registrant’s independent registered public accounting firm on March 19, 2012.

Zwick and Banyai’s report on the Registrant’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim period through March 19, 2012, there were no disagreements between the Registrant and Zwick and Banyai on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zwick and Banyai, would have caused Zwick and Banyai to make reference to the subject matter of the disagreements in connection with its report on the Registrant’s financial statements for such years.

During the two most recent fiscal years and the subsequent interim period through March 19, 2012, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has provided Zwick and Banyai with a copy of the above disclosures and requested that Zwick and Banyai furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree.  A copy of the letter from Zwick and Banyai is filed herewith as Exhibit 16.1.

(b)  On March 19, 2012, the Registrant engaged Grant Thornton LLP (“Grant Thornton”) to serve as the Registrant’s independent registered public accounting firm to audit the Registrant’s consolidated financial statements for the remainder of calendar year 2012 and to issue a report on our calendar year 2012 financial statements.  The decision to engage Grant Thornton was approved by the Audit Committee of the Registrant’s Board of Directors.  During the Registrant’s two most recent fiscal years and the subsequent interim period through March 19, 2012, the Registrant did not consult Grant Thornton with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Document

16.1	Letter from Zwick and Bayai, PLLC, dated March 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Avi Goldin
Name: Avi Goldin
Title: Chief Financial Officer

Dated: March 22, 2012

EXHIBIT INDEX

Exhibit Number	Document

16.1	Letter from Zwick and Bayai, PLLC, dated March 19, 2012.